                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

FILED BY THE REGISTRANT  [X]     FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Fee computer on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previous paid:

   (2) Form, Schedule or Registration Statement no.:

   (3) Filing Party:

   (4) Date Filed:

--------------------------------------------------------------------------------

                                BROOKTROUT, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 11, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Brooktrout, Inc. (the "Company") will be held on Thursday, May 11, 2000 at 9:30 a.m., local time, at Fleet National Bank, One Federal Street, 8th Floor, Boston, Massachusetts 02109 for the following purposes:

     1. To elect one Class II Director, to serve for a three-year term until the 2003 annual meeting of stockholders and until his successor is duly elected and qualified;

     2. To approve an amendment to the Company's 1992 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), to increase the number of shares of the Company's common stock reserved for issuance under the Stock Incentive Plan;

     3. To consider and act upon a proposal to approve an amendment to the Company's Amended and Restated 1992 Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's common stock subject to issuance under the Purchase Plan;

     4. To consider and act upon a proposal to adopt an amendment to the Company's Restated Articles of Organization, as amended, increasing the number of authorized shares of the Company's common stock, $.01 par value per share;

     5. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

     6. To consider and act upon any other matters which may properly be brought before the annual meeting and any adjournments or postponements thereof.

     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the annual meeting may be adjourned, or to which the annual meeting may be postponed.

     The Board of Directors has fixed the close of business on March 22, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, at the close of business on that date will be entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.

                                            By Order of the Board of Directors,

                                            David W. Duehren
                                            Clerk

Needham, Massachusetts
April   , 2000

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU WISH TO VOTE YOUR SHARES IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

                                BROOKTROUT, INC.
                                410 FIRST AVENUE
                          NEEDHAM, MASSACHUSETTS 02494

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 11, 2000

                                                                  April   , 2000

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Brooktrout, Inc. ("Brooktrout" or the "Company") from stockholders of the outstanding shares of common stock of the Company for use at the 2000 annual meeting of stockholders of the Company to be held on Thursday, May 11, 2000, and any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of annual meeting.

     This proxy statement, the accompanying notice of annual meeting and the
proxy card are first being sent to stockholders on or about April   , 2000. The
Board of Directors has fixed the close of business on March 22, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on the record date will be entitled to notice of and to vote at the annual meeting. As of the record date, there were [11,905,530] shares of common stock outstanding and entitled to vote at the annual meeting. Holders of common stock outstanding as of the close of business on the record date will be entitled to one vote for each share.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. Shares that reflect abstentions or "broker nonvotes" (i.e., shares represented at the annual meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all issues, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting. With respect to the proposal to (i) increase the authorized shares under the 1992 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), (ii) increase the authorized shares under the Amended and Restated 1992 Stock Purchase Plan (the "Purchase Plan") and (iii) amend the Articles of Organization to increase the aggregate number of authorized shares of common stock, the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve these proposals. Thus, abstentions will have the effect of a vote against the proposal while a broker non-vote will have no effect on the outcome. With respect to the election of Director, such election shall be determined by a plurality of vote cast by stockholders. Votes for the election of Director may only be cast in favor of or withheld from the nominee, and votes that are withheld will be excluded entirely from the vote and will have no effect.

     YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED IN THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR: (I) THE ELECTION OF W. BROOKE TUNSTALL AS THE CLASS II DIRECTOR OF THE COMPANY; (II) THE APPROVAL OF AN AMENDMENT TO THE STOCK INCENTIVE

PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN; (III) THE APPROVAL OF AN AMENDMENT TO THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO ISSUANCE UNDER THE PURCHASE PLAN; (IV) THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK; AND
(V) THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     You may revoke a proxy at any time before it has been exercised by filing a written revocation with the Clerk of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the annual meeting. Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1999, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation materials, except for certain parts of the Annual Report which are expressly incorporated by reference herein. See "Incorporation of Certain Documents by Reference."

                        ELECTION OF A CLASS OF DIRECTORS

                           (ITEM 1 OF THE PROXY CARD)

     Effective as of May 11, 2000, the Board of Directors of the Company will be comprised of five members, divided into three classes. The Directors in each class serve for a term of three years and until each of their successors are duly elected and qualified. At each annual meeting of stockholders, each successor to the class of Directors whose term expires at that meeting will be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of his election and the election and qualification of his successor.

     At the annual meeting, one Class II Director will be elected to serve until the 2003 annual meeting of stockholders and until his successor is duly elected and qualified. The Board of Directors has nominated W. Brooke Tunstall to serve as the Class II Director. Mr. Tunstall is currently serving as a Director of the Company. The Board of Directors anticipates that Mr. Tunstall will serve, if elected, as a Class II Director. However, if he is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. Patrick T. Hynes, a current Class II Director is not seeking re-election at the annual meeting and will cease being a Director as of May 11, 2000.

     The election of a Director shall be determined by a plurality of the votes of shares of common stock cast in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF W. BROOKE TUNSTALL AS THE CLASS II DIRECTOR.

INFORMATION REGARDING DIRECTORS

     The following table sets forth certain information with respect to the nominee of the Board of Directors for election at the annual meeting and those continuing Directors of the Company whose terms expire at the annual meetings of stockholders in 2001 and 2002, based on information furnished to the Company by each Director as of March 7, 2000.

NAME AND PRINCIPAL                                                   DIRECTOR
OCCUPATION FOR PAST FIVE YEARS                                AGE     SINCE
------------------------------                                ---    --------
CLASS II NOMINEE FOR ELECTION AT 2000 ANNUAL MEETING -- TERM
  TO EXPIRE IN 2003
W. Brooke Tunstall..........................................  78       1990
  President of Brooke Tunstall Associates since January 1,
  1985; Senior Advisor to Mercer Management Consulting, a
  subsidiary of Marsh and McLennan, Inc., from November 1987 to January 1994.

CLASS III CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2001

Eric R. Giler...............................................  44       1984
  President and a Director of Brooktrout since the Company's inception in 1984; Director of Interspeed, Inc. since
  1996; Director of Netegrity, Inc.; Director of the
  Massachusetts Telecommunications Council; and director of
  various privately-held high technology companies
Robert G. Barrett...........................................  55       1990
  General Partner of Battery Ventures, L.P. since 1983;
  Director of Interspeed, Inc. since 1999; Director of
  Peerless Systems Corp.; and director of various
  privately-held high technology companies

CLASS I CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2002

David L. Chapman............................................  65       1992
  President and Chief Executive Officer of NorthPoint
  Software Ventures, Inc. since February 1992; General
  Partner and Executive Vice President of Landmark Ventures,
  Inc. from March 1990 to February 1992.
David W. Duehren............................................  42       1984
  Vice President of Research and Development, and a Director
  of Brooktrout since the Company's inception in 1984.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Board of Directors. The Board of Directors of the Company held 5 meetings during fiscal 1999. During fiscal 1999, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member.

     Audit Committee. The members of the Audit Committee are Messrs. Barrett, Chapman and Tunstall. The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. During fiscal 1999, the Audit Committee held 4 meetings.

     Compensation Committee. The members of the Compensation Committee are Messrs. Barrett, Chapman and Giler. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all of the officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. During Fiscal 1999, the Compensation Committee held 2 meetings. The non-employee Directors who are members of the Compensation Committee, Messrs. Barrett and Chapman, also administer the Company's stock option plans and employee stock purchase plan.

     The Board of Directors selects nominees for election as Directors of the Company. The Board of Directors will consider a nominee recommended by a stockholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and is accompanied by the information required by the Company's Amended and Restated By-laws. The Company does not maintain a standing nominating committee.

DIRECTOR COMPENSATION

     Directors of the Company who are also employees receive no additional compensation for their services as Directors. Each non-employee Director receives an annual Director's fee of $10,000, payable quarterly. Each non-employee Director also receives $1,000 in connection with each Board of Directors or committee meeting attended. The Stock Incentive Plan provides that non-employee Directors who are not stockholders who beneficially own 10% or more of the common stock, or affiliates of such stockholders, will receive stock options according to a specified formula.

OWNERSHIP OF EQUITY SECURITIES

     The following table shows the beneficial ownership of the common stock as of March 7, 2000, (i) of each Director and nominee for Director, the President and the four other most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal 1999 (the President and such executive officers are herein referred to as the "Named Executives") and (ii) of all Directors and executive officers of the Company, as a group. The Company is not aware of any person, including any group of persons, who beneficially owns five percent or more of the outstanding common stock.

                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP   PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER*               OF COMMON STOCK(1)    OF CLASS
           -------------------------------------              --------------------   --------

Robert G. Barrett...........................................          29,908(2)          **
David L. Chapman............................................          53,010(3)          **
W. Brooke Tunstall..........................................          48,656(4)          **
Eric R. Giler...............................................         555,270(5)         4.6%
David W. Duehren............................................         553,049(6)         4.6%
Patrick T. Hynes............................................          48,984             **
Robert C. Leahy.............................................         253,662(7)         2.1%
Jonathan J. Sirota..........................................         195,514(8)         1.6%
R. Andrew O'Brien...........................................         218,231(9)         1.8%
All Directors and executive officers as a group (13
  persons)..................................................       2,025,035(10)       16.9%

---------------
 * Except as otherwise indicated, the address of the beneficial owner is: c/o Brooktrout, Inc., 410 First Avenue, Needham, MA 02494.

**    Less than 1%.

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed. The amounts set forth as beneficially owned include shares of common stock which such persons had the right to acquire within 60 days of March 7, 2000, pursuant to stock options.

(2)   Includes 20,158 shares subject to options exercisable within 60 days.

(3) Includes 22,031 shares subject to options exercisable within 60 days and 675 shares held by Mr. Chapman's wife, as to which 675 shares he disclaims beneficial ownership.

(4) Includes 39,531 shares subject to options exercisable within 60 days and 1,125 shares held by Mr. Tunstall's wife, as to which 1,125 shares he disclaims beneficial ownership.

(5) Includes 40,482 shares subject to options exercisable within 60 days, 212,092 shares held jointly with Mr. Giler's wife and 675 shares held by Mr. Giler's minor children, as to which 675 shares he disclaims beneficial ownership.

(6) Includes 40,475 shares subject to options exercisable within 60 days and 102,510 shares held by Mr. Duehren's wife, as to which 102,510 shares he disclaims beneficial ownership.

(7)   Includes 65,432 shares subject to options exercisable within 60 days.

(8) Includes 41,683 shares subject to options exercisable within 60 days and 450 shares held by Mr. Sirota's wife, as to which 450 shares he disclaims beneficial ownership.

(9)   Includes 60,920 share subject to options exercisable within 60 days.

(10) Includes the information set forth in notes 2-9 above and 390,462 shares subject to options exercisable within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Exchange Act requires that the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of common stock file initial reports of ownership and reports of changes in ownership with the Commission and NASDAQ. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act during fiscal 1999 and Form 5 and amendments thereto furnished to the Company with respect to fiscal 1999, no officer, director or person who owns more than 10% of the Company's outstanding shares of common stock failed to file on a timely basis such reports, other than Michael Donoghue, John Ison and John Faiman who each inadvertently failed to timely file a Form 3. Each of Messrs. Donoghue, Ison and Faiman will file a Form 3 shortly.

EXECUTIVE COMPENSATION

     Summary of Compensation in Fiscal 1999. The following table sets forth information for the fiscal years ended December 1997, 1998 and 1999 concerning compensation for services in all capacities awarded to, earned by or paid to the Named Executives during such years.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                    ------------
                                        ANNUAL COMPENSATION          SECURITIES
                                   -----------------------------     UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION($)(1)
   ---------------------------     ----    ---------    --------    ------------    ------------------
Eric R. Giler....................  1999    $320,000     $515,000       45,000             $2,400
President, Brooktrout, Inc         1998     265,000      243,200           --              2,500
                                   1997     220,000      112,343       37,500              2,375
David W. Duehren.................  1999     187,000      187,000       20,000              2,400
Vice President of Research and     1998     175,000      135,679           --              2,458
Development, Brooktrout, Inc.      1997     165,000       49,768       25,000              2,249

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                    ------------
                                        ANNUAL COMPENSATION          SECURITIES
                                   -----------------------------     UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION($)(1)
   ---------------------------     ----    ---------    --------    ------------    ------------------
Robert C. Leahy..................  1999     215,000      305,000       30,000              2,400
Vice President of Finance and
Operations and Treasurer,          1998     175,000      164,160           --              2,500
Brooktrout, Inc.                   1997     160,000       59,728       25,000              2,263
Jonathan J. Sirota...............  1999     195,000      160,480       20,000              2,400
Vice President, Brooktrout, Inc.   1998     175,000      121,600           --              2,500
General Manager, Data              1997     165,000       51,909       25,000              2,375
Technology Division
R. Andrew O'Brien................  1999     195,000      210,000       30,000              2,400
Vice President Business            1998     165,000      121,600           --              2,400
Development, Brooktrout, Inc.      1997     150,000       39,191       25,000              2,375

---------------
(1) The Company's matching contributions pursuant to the Company's 401(k) plan.

     Stock Options Granted in Fiscal 1999. In 1992, the Company implemented the Stock Incentive Plan pursuant to which options to purchase common stock may be granted to non-employee Directors, officers and other key employees of the Company. The following table sets forth the stock options granted under the Stock Incentive Plan during fiscal 1999 to the Named Executives.

                       OPTION GRANTS IN FISCAL YEAR 1999

                                                                 INDIVIDUAL GRANTS
                                          ---------------------------------------------------------------
                                                         PERCENT
                                            NUMBER       OF TOTAL     EXERCISE
                                          OF SHARES      OPTIONS         OR                      GRANT
                                          UNDERLYING    GRANTED TO      BASE                     DATE
                                           OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION     PRESENT
NAME                                      GRANTED(#)   FISCAL YEAR     ($/SH)       DATE      VALUE($)(1)
----                                      ----------   ------------   --------   ----------   -----------
Eric R. Giler...........................    45,000         4.9%        $11.81    10/18/2009    $351,014
David W. Duehren........................    20,000         2.2%        $11.81    10/18/2009     156,006
Robert C. Leahy.........................    30,000         3.3%        $11.81    10/18/2009     234,009
Jonathan J. Sirota......................    20,000         2.2%        $11.81    10/18/2009     156,006
R. Andrew O'Brien.......................    30,000         3.3%        $11.81    10/18/2009     234,009

---------------
(1) The estimated grant date value reflected is determined using the Black-Scholes option pricing model. The material assumptions and adjustments incorporated in the Black-Scholes option pricing model in estimating the value of the options reflected above include (i) an exercise price as indicated in the table above; (ii) options are exercised at the end of a five year period; (iii) interest rates representing the interest rate on U.S. Treasury securities with maturity dates of five years as of the date of grant; and (iv) volatility of approximately 76% calculated using daily stock prices from October 1992 to the date of grant. The ultimate value of the options will depend on the future market price of the common stock, which cannot be forecast with reasonable accuracy. The actual value an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock on the date the option is exercised over the exercise price.

     Aggregated Stock Option Exercises in Fiscal 1999 and Stock Option Values. The following table contains information concerning each exercise of options to purchase common stock during fiscal 1999 by each of the Named Executives and the number and value of unexercised stock options held by the Named

Executives, as listed below, on December 31, 1999. On December 31, 1999, the last trading day in fiscal 1999, the closing price of the common stock on The NASDAQ Stock Market, Inc.'s ("NASDAQ") National Market System was $18.5625 per share

             AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL
                          YEAR-END 1999 OPTION VALUES

                                                                   NUMBER OF
                                                                  SECURITIES             VALUE OF
                                                                  UNDERLYING            UNEXERCISED
                                                                  UNEXERCISED          IN-THE-MONEY
                                   SHARES                      OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                  ACQUIRED                        YEAR-END(#)           YEAR-END(#)
                                     ON            VALUE         EXERCISABLE/          EXERCISABLE/
             NAME                EXERCISE(#)    REALIZED($)      UNEXERCISABLE       UNEXERCISABLE(1)
             ----                -----------    -----------    -----------------    -------------------
Eric R. Giler..................    20,378         214,293       295,625/43,125      $2,057,630/$302,264
David W. Duehren...............     4,378           5,093       170,790/21,250      $1,063,820/$150,866
Robert C. Leahy................     8,250         103,035       213,700/28,750      $1,727,866/$201,509
Jonathan J. Sirota.............        --              --       173,750/21,250      $1,092,285/$150,866
R. Andrew O'Brien..............     3,000          30,960       217,600/28,750      $1,617,929/$201,509

---------------
(1) Market value of underlying common stock based on the closing price of $18.5625 on December 31, 1999 minus the exercise price of the options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Robert G. Barrett, David L. Chapman and Eric R. Giler. Mr. Giler is the President of the Company. Mr. Giler does not participate in actions or consideration by the Compensation Committee with respect to his own compensation, and is not a part of the Compensation Committee (comprised of the other members of the Compensation Committee) which administers the Stock Incentive Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee's executive compensation philosophy (which is intended to apply to all senior management, including Mr. Giler) is to provide a balanced compensation package while recognizing the Company's particular needs. The Compensation Committee seeks to establish competitive levels of compensation, integrate management's pay with the achievement of the Company's performance goals, and assist the Company in attracting and retaining qualified management. With this philosophy in mind, the Company has developed and implemented compensation policies, plans and programs that seek to closely align the financial interests of senior management of the Company with those of the stockholders of the Company and to provide management additional incentive to enhance the sales growth and profitability of the Company, and, thus, stockholder value.

     Members of senior management of the Company are being compensated substantially in accordance with the terms of the Management Compensation Plan (the "Compensation Plan"), which was established in 1991 and has been updated annually thereafter. The three components of the Compensation Plan are base salary, cash bonuses and incentive stock.

     Base Salary. The Company sets base salary levels for senior management each year based on a number of factors, including the status of the competitive marketplace for such positions (including a comparison of base salaries for comparable positions at comparable companies within the Company's industry), the responsibilities of the position, the experience, and the required knowledge of the individual. Base salary comparisons are based on a number of industry compensation surveys which are available to the Compensation Committee. Companies included in these surveys include a number of companies which are included in the published industry index shown in the performance comparison on page 12, but also include some companies which are private or are traded in markets other than the NASDAQ National Market System. The Compensation Committee selected the surveys used in the base salary comparison on the basis of availability and general comparability of the included companies to the Company. The Compensation Committee has attempted to fix base salaries on a basis generally in line with base salary levels for comparable companies.

     Variable Compensation -- Cash Bonuses. The Compensation Plan establishes criteria for awarding cash bonuses to the Company's executive officers based on a percentage of each such officer's base salary and consists of up to three components, weighted differently for different executives: the achievement of Company sales goals, Company profit goals and departmental/organizational goals (collectively, the "Bonus Goals"). The Compensation Plan bonus levels for 1999 were established by the Compensation Committee at levels that would make available bonuses a significant part of the total compensation package if Bonus Goals were met, in order that the cash bonus component may act as a substantial performance incentive. The departmental/ organizational goal components of the cash bonuses are paid on a semi-annual basis. The sales and profit components of the cash bonuses are proportionally accrued upon achievement of 60% of such goals and are paid quarterly. An additional bonus (based on a percentage of the available bonus) is paid for each percentage point by which sales and profits exceed 100% of the Bonus Goals.

     Incentive Stock. During each fiscal year the non-employee Directors who are members of the Compensation Committee may consider granting senior executives of the Company awards under the Company's Stock Incentive Plan. Such awards are based on various factors, including both corporate and individual performance during the preceding year and incentives to reach certain goals during future years. In fiscal 1999, the Compensation Committee awarded certain stock options to Eric R. Giler, David W. Duehren, Robert C. Leahy, Jonathan J.Sirota and R. Andrew O'Brien, which options have an exercise price equal to $11.81 per share, the closing price of the common stock as reported by NASDAQ on October 18, 1999, the date of grant. The vesting of these shares will occur equally over a three year period.

     The non-employee Directors who are members of the Compensation Committee also administer the Amended and Restated 1992 Stock Purchase Plan (the "Stock Purchase Plan"). During fiscal 1999, Jonathan J. Sirota and R. Andrew O'Brien were the only Named Executives who purchased common stock under the Stock Purchase Plan.

     Compensation of the President. In January 1999, the Compensation Committee (without the participation of Mr. Giler) determined the compensation of Mr. Giler, the President of the Company, for Fiscal 1999 substantially in accordance with the Compensation Plan, which is more particularly described in the foregoing section of this report. Mr. Giler's base salary was fixed at a level designed to be comparable to the salary of the presidents at similarly situated companies. The cash bonus available to be paid to Mr. Giler under the Compensation Plan was based upon and determined by Company sales goals, profit goals and organizational goals, and consideration of the actual financial performance of the Company relative to the Compensation Plan and to historical performance in accordance with the rules and procedures described above.

                                            Compensation Committee

                                            Robert G. Barrett
                                            David L. Chapman
                                            Eric R. Giler

CERTAIN RELATIONSHIPS

     The Board of Directors of the Company believes that ownership of the Company's common stock by executive officers of the Company aligns the interests of such officers with the interests of the stockholders of the Company. To further such goal of aligning the interests of such officers with the interests of the stockholders of the Company, the Board of Directors on March 3, 1999 approved and the Company instituted a loan program. Pursuant to this loan program, the Company may lend amounts to or on behalf of certain of the Company's executive officers (a "Loan") to finance an executive officer's payment of the exercise price of one or more stock options to purchase shares of common stock granted to such officer under the Stock Incentive Plan. As of March 7, 2000, the Company made Loans to Messrs. Giler, Leahy, Duehren, Sirota and O'Brien under this loan program.

     In connection with the Loans, the executive officers must execute a Nonrecourse Promissory Note and Security Agreement (the "Promissory Note") related to each Loan made by the Company. The Promissory Note does not bear interest and becomes due and payable in full no later than the remaining term of the option. The Promissory Note provides for automatic repayment upon the sale of the common stock which is the subject of a Loan or within 90 days following the termination of the executive officer's employment with the Company. Pursuant to the Promissory Note, the shares of common stock which are the subject of a Loan serve as collateral (the "Collateral Stock") for the Promissory Note until such time as the Promissory Note has been paid in full. Loans made by the Company through March 7, 2000 were non-recourse against the officer, and consequently for satisfaction of the Loans the Company's recourse is to the Collateral Stock. As of March 7, 2000, the Company had extended Loans totaling approximately $3,470,357, $2,127,716, $2,180,880, $2,011,626, and $2,000,553 to
Messrs. Giler, Leahy, O'Brien, Sirota and Duehren, respectively.

COMPARATIVE PERFORMANCE BY THE COMPANY

     The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on its common stock with the cumulative total shareholder return of (i) a broad equity market index and
(ii) a published industry index or peer group. Such chart compares the common stock with (i) the CRSP Total Return Index for NASDAQ (the "NASDAQ Index") and
(ii) the NASDAQ Computer & Data Processing Services Stocks Total Return Industry Index (the "NASDAQ Computer Index"). The total return for each of the NASDAQ Index and the NASDAQ Computer Index assumes the reinvestment of dividends (the Company has never declared or paid a dividend). This chart assumes an investment of $100 on December 31, 1995 in each of the common stock, the stocks comprising the NASDAQ Index and the stocks comprising the NASDAQ Computer Index. The NASDAQ Index tracks the aggregate price performance of all domestic equity securities traded on the NASDAQ National Market and the NASDAQ Small-Cap Market. The Company's common stock is traded on the NASDAQ National Market System.

     Comparison of Cumulative Total Return among Brooktrout's common stock, the NASDAQ Index and the NASDAQ Computer Index. Stock Performance Graph

                               performance graph

                                                                                                             COMPUTER & DATA
                                              BROOKTROUT TECHNOLOGY, INC.         NASDAQ INDEX              PROCESSING INDEX
                                              ---------------------------         ------------              ----------------
12/31/95                                                100.00                       100.00                      100.00
12/31/96                                                221.00                       122.00                      123.00
12/31/97                                                  0.91                       150.00                      152.00
12/31/98                                                135.00                       206.00                      271.00
12/31/99                                                146.00                       379.00                      572.00

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                         UNDER THE STOCK INCENTIVE PLAN

                           (ITEM 2 OF THE PROXY CARD)

     The Board of Directors believes that the availability of an adequate number of shares under the Stock Incentive Plan has been, and in the future will be, an important factor in attracting and retaining the highest caliber Directors, executives and employees for the Company. The purpose of the increase in shares available under the Stock Incentive Plan is to continue to aid the Company in attracting and retaining qualified Directors, executives and employees. As such, the Board of Directors has determined that the number of shares available for issuance to qualified employees is insufficient and should be increased by 800,000 shares. On March 7, 2000, the Board of Directors adopted, subject to the approval of the stockholders, an amendment to the Company's Stock Incentive Plan to increase by 800,000 the number of shares of common stock reserved for issuance under the Stock Incentive Plan.

SUMMARY OF THE PLAN

     Number of Shares Subject to the Plan. As of March 7, 2000, options with respect to 1,864,297 shares remain outstanding and unexercised under the Stock Incentive Plan and 79,986 shares are available for issuance pursuant to options under the Stock Incentive Plan. To date, options to purchase a total of 1,530,717 shares have been exercised. If approved, this proposal would increase the number of shares reserved for issuance pursuant to options under the Stock Incentive Plan from 3,475,000 to 4,275,000 shares.

     Purpose of the Plan. The purpose of the Stock Incentive Plan is to provide a performance incentive to, and encourage the continued employment and service of Directors, executives and employees of the Company by encouraging them to acquire a proprietary interest in the Company through stock ownership.

     Awards Under the Plan. The Stock Incentive Plan authorizes (i) the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Options"), (ii) the grant of options that do not so qualify ("Non-Qualified Options"), (iii) direct grants or sales of common stock not subject to any transfer or other restrictions or conditions ("Unrestricted Stock"), (iv) direct grants or sales of common stock subject to transfer or other restrictions or conditions determined by the Board of Directors at the date of grant ("Restricted Stock") and (v) grants of common stock subject to the attainment of certain performance goals ("Performance Share Awards").

     Plan Administration. The Stock Incentive Plan is administered by a committee of the Board of Directors (the "Committee") consisting of the non-employee Directors who are members of the Compensation Committee. The Committee has full power to select the individuals to whom awards will be granted, to make any combination of awards to such individuals and to determine the specific terms of each award, subject to the provisions of the Stock Incentive Plan. Persons eligible to participate in the Stock Incentive Plan are officers and other employees of the Company. Non-employee Directors of the Company are eligible to participate in the Stock Incentive Plan only on a limited basis as described below.

     Incentive Options and Non-Qualified Options. Under the Stock Incentive Plan, both Incentive Options and Non-Qualified Options may be granted to employees, and Non-Qualified Options may be granted to non-employee Directors. The option exercise price of each option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the shares on the date of grant in the case of Incentive Options and not less than 85% of the fair market value of the shares on the date of grant in the case of Non-Qualified Options. No Incentive Option may be granted to any employee who owns, at the date of grant, stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or a parent or a subsidiary of the Company unless the exercise price for stock subject to such option is at least 110% of the fair market value of such stock at the time of grant and the option term does not exceed five years.

     Other Option Terms. The term of each option shall be fixed by the Committee and may not exceed ten years from the date of grant in the case of an Incentive Option. The Committee determines at what time or times each option may be exercised and, subject to the provisions of the Stock Incentive Plan, the period of time, if any, after death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

     Under the Stock Incentive Plan, each non-employee Director who is not a stockholder, or an affiliate of a stockholder, with beneficial ownership of 10% or more of the outstanding common stock (an "Eligible Director"), will automatically receive Non-Qualified Options according to a formula upon his or her election or re-election as a Director. Options for an Eligible Director are exercisable at the fair market value of the common stock at the date of issuance and vest generally in monthly installments at a rate of 5,625 per year of service as a Director.

     Restricted Stock. The Committee also may award shares of Restricted Stock to employees, subject to such conditions and restrictions as the Committee may determine. The purchase price, if any, of shares of Restricted Stock is determined by the Committee. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Company has the right to repurchase the shares or to acquire their forfeiture in exchange for the amount, if any, which the participant paid for them. Prior to the vesting of Restricted Stock, the participant will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Stock Incentive Plan or in the Restricted Stock award agreement.

     Unrestricted Stock. The Committee also may grant shares, at a purchase price, if any, determined by the Committee, which are free from any restrictions under the Stock Incentive Plan. Unrestricted Stock may be issued to employees in recognition of past services or other valid consideration and may be issued in lieu of cash bonuses to be paid to employees pursuant to other bonus plans of the Company. Non-employee Directors of the Company may elect to receive all or a portion of the Directors' meeting fees in shares of Unrestricted Stock by entering into an irrevocable agreement with the Company regarding such election at least six months prior to the beginning of the next calendar year. Employees, with the permission of the Committee, may make similar irrevocable elections to receive a portion of their compensation in Unrestricted Stock.

     Performance Share Awards. The Committee also may grant Performance Share Awards to employees entitling the recipient to receive shares of common stock upon the achievement of individual or Company performance goals and such other conditions as the Committee may determine. Except as otherwise determined by the Committee, rights under a Performance Share Award will terminate upon a participant's termination of employment.

     Tax Withholding. Participants under the Stock Incentive Plan are responsible for paying to the Company or for making arrangements satisfactory to the Compensation Committee of the Board of Directors regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to income from the value of an award or of any stock or amounts received thereunder. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold from shares of common stock to be issued pursuant to any award a number of shares with an aggregate fair market value, as of the date of the withholding is effected, that would satisfy the withholding amount due, or transferring to the Company shares of common stock owned by the participant with an aggregate fair market value, as of the date of the withholding is effected, that would satisfy the withholding amount due.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a description of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), of the grant and exercise of the awards under the Stock Incentive Plan.

     The optionee will recognize no income upon the grant of an Incentive Option and incur no tax on its exercise (unless the optionee is subject to alternative minimum tax). If the optionee holds the stock acquired upon exercise of an Incentive Option (the "ISO Shares") for two years after the date the options were granted and for one year after the option was exercised, the optionee generally will recognize long term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares and the Company will not be entitled to any deduction. This long term capital gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income and the Company will receive a corresponding deduction for federal income tax purposes. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

     An optionee will not recognize any taxable income at the time a Non-Qualified Option is granted. However, upon exercise of a Non-Qualified Option the optionee will, in most cases, include in income as compensation an amount equal to the difference between the fair market value of the shares received on the date of exercise and the optionee's exercise price. The included amount will be treated as ordinary income by the optionee and may be subject to tax withholding by the Company (either by payment in cash or withholding out of the optionee's salary). The Company will generally be entitled to a deduction for federal income tax purposes of the same amount. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as a capital gain or loss.

     Section 83 of the Code and the regulations thereunder provide that the date for reporting and determining the amount of ordinary income (and the Company's equivalent deduction) upon exercise of a Non-Qualified Option by a person who is subject to Section 16 of the Exchange Act will be delayed until the date that is the earlier of (i) six months after the date of exercise and (ii) such time as the shares received upon exercise could be sold for a gain without the person being subject to potential liability under Section 16 of the Exchange Act.

GRANTS UNDER THE PLAN

     All employees and all non-employee Directors are currently eligible to participate in the Stock Incentive Plan. Because option grants under the Stock Incentive Plan are discretionary (other than grants to Eligible Directors), the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees as a group that will be granted under the Stock Incentive Plan in 2000. The number of such options shall be determined by the Committee pursuant to the terms of the Stock Incentive Plan. The following table sets forth information regarding Non-Qualified Options to be granted to the Eligible Director upon re-election under the

Stock Incentive Plan during 2000. Each Non-Qualified Option granted to an Eligible Director will have an exercise price equal to the fair market value of the common stock on the date of the grant.

                                                                  NUMBER OF
                                                               OPTION SHARES TO
                     NAME AND POSITION                        BE GRANTED IN 2000
                     -----------------                        ------------------
Eligible Director Group (1 person)..........................        16,875

     The approval of the amendment to the Stock Incentive Plan requires the affirmative vote by holders of a majority of the shares of common stock represented at the annual meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

                        INCREASE IN STOCK PURCHASE PLAN

                           (ITEM 3 OF THE PROXY CARD)

     As of March 7, 2000, only 57,793 shares remained available for purchase under the Purchase Plan. The Board of Directors believes that it is desirable for the Company to continue to provide the opportunity for employees to acquire common stock through the Purchase Plan. Accordingly, subject to shareholder approval, the Board of Directors has adopted an amendment to the Purchase Plan reserving an additional 75,000 shares for issuance under the Purchase Plan.

SUMMARY OF THE PURCHASE PLAN

     Purpose of the Plan. The Purchase Plan's purpose is to provide eligible employees with opportunities to purchase shares of the Company's common stock. The Board of Directors believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of common stock pursuant to the Purchase Plan is an important aspect of the Company's ability to attract and retain highly qualified and motivated employees. A total of 212,500 shares of common stock have been reserved for the Purchase Plan.

     Plan Administration. The Purchase Plan is administered by the Board of Directors. The Board of Directors has the authority to make rules and regulations to administer the Purchase Plan and its interpretations and decisions with regard thereto shall be final and conclusive.

     Eligibility for Participation in the Plan. All employees of the Company and its subsidiaries, who are regularly employed by the Company a minimum of 20 hours per week, including directors who are employees, are eligible to participate in the Purchase Plan. Eligible employees may elect to contribute from $6 for each weekly pay period or $25 for each monthly pay period up to 10% of their cash compensation during each pay period. However, no employee may be granted an option under the Purchase Plan if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company.

     Material Terms of the Plan. The Company has made a series of offerings ("Offerings") to employees to purchase common stock under this Purchase Plan. The Initial Offering began on the effective date of the Purchase Plan and ended on the following December 31 (the "Initial Offering"). All subsequent Offerings begin on each January 1 or July 1, or the first business day thereafter. The first day of each Offering is the "Offering Date." Except for the Initial Offering, each Offering Date will begin a six-month period (a "Plan Period"). The purchase price per share is equal to 85% of the lower of (a) the fair market value of the common stock on the Offering Date or (b) the fair market value on the last day of each Plan Period.

     Rights under the Purchase Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's designated beneficiary. If, prior to the last business day of the Plan Period, the subsidiary by which an employee is employed shall cease to be a designated subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a designated subsidiary, it shall be deemed that the employee has terminated employment for the purposes of the Purchase Plan.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the Purchase Plan. However, participants will be liable for tax at varying on the sale of any shares purchased pursuant to the Purchase Plan.

     The approval of the amendment to the Purchase Plan requires the affirmative vote by holders of a majority of the shares of common stock represented at the annual meeting and entitled to vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL.

                         INCREASE OF AUTHORIZED SHARES

                           (ITEM 4 OF THE PROXY CARD)

     The fourth proposal to be acted upon at that annual meeting is a proposal to amend Article IV of the Company's Restated Articles of Organization to increase the aggregate number of aggregate authorized shares of common stock by 15,000,000 shares (the "Additional Shares"), from 25,000,000 to 40,000,000 shares. The Additional Shares will have the identical rights, including, without limitation, voting, dividend and other rights, as shares of common stock that are currently authorized.

REASON FOR THE PROPOSAL

     The proposed increase in the authorized common stock has been recommended by the Board of Directors to assure that an adequate supply of authorized and unissued shares is available for general corporate needs, such as possible future stock dividends or stock splits, possible future private or public equity financings, issuance under the Company's employee benefit plans or issuances in connection with possible future acquisitions of other companies. As of the record date, [11,905,530] shares of the 25,000,000 authorized shares of common stock were issued and outstanding, and 2,277,026 additional shares have been reserved for issuance under stock plans for employees currently in effect. The Board of Directors has adopted an increase in the number of shares issuable under the Stock Incentive Plan and Purchase Plan which, if approved by the stockholders at the annual meeting, will require availability of additional shares. See "Increase in Stock Incentive Plan" and "Increase in Stock Purchase Plan." The Company currently has no other firm plan or arrangements relating to the issuance of any Additional Shares, although the Company regularly considers and evaluates various alternatives with respect to the financing of the Company, which may involve the issuance of common stock or convertible securities and which may be implemented at such time as determined by the Board of Directors to be in the best interest of the Company. The Board of Directors believes that it is in the interest of the Company and its stockholders to maintain a reasonable supply of additional unauthorized and unissued shares to provide flexibility to respond to future opportunities or needs as they may arise. The Additional Shares would be available for issuance without further action by the stockholders, unless required by the Articles of Organization or the By-laws, this enabling the Company to avoid the delay and expense of seeking stockholder approval to issue Additional Shares.

CERTAIN POTENTIAL DISADVANTAGES OF THE PROPOSAL

     There are certain potential disadvantages to this proposal of which you should be aware. The issuance of Additional Shares may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The issuance of Additional Shares by the Company may also be deemed to have an antitakover effect by making it more difficult to obtain shareholder approval of various actions, such as merger or removal of management. The Company has no present intention of issuing Additional Shares for such purposes, and this proposal is not in response to any effort of which the Company is aware to accumulate common stock or to obtain control of the Company.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                           (ITEM 5 OF THE PROXY CARD)

     The Board of Directors has selected, subject to ratification by the stockholders of the Company at the annual meeting, the firm of Deloitte & Touche LLP to serve as the independent auditors for the Company for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as the Company's independent auditors since 1984. A representative of Deloitte & Touche LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the annual meeting and voting thereon.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses. The Company may also retain a proxy solicitation firm to assist in soliciting proxies. The costs of retaining such a firm would depend upon the amount and type of services rendered, but the Company does not expect the cost to exceed $10,000.

STOCKHOLDER PROPOSALS

     For a proposal of a stockholder to be considered at the 2001 annual meeting, it must be received in writing with appropriate documentation, as set forth in the Company's Amended and Restated By-laws, at the principal executive offices of the Company not earlier than January 14, 2000 and not later than March 15,

2000. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority.

     A stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2001 annual meeting of stockholders must be received at the principal executive offices of
the Company by no later than                . Such a proposal must also comply
with the requirements as to form and substance established by the Commission for such a proposal to be included in the proxy statement and form of proxy.

     Any such proposals should be mailed to: Brooktrout, Inc., 410 First Avenue, Needham, Massachusetts 02494, Attn: Clerk.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this proxy statement which will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                BROOKTROUT, INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 11, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Eric R. Giler and Robert C. Leahy, and each of them, as Proxies of the undersigned, with full power of substitution, and authorizes each of them to represent and to vote all shares of common stock, $.01 par value per share, of Brooktrout, Inc., a Massachusetts corporation (the "Company"), held by the undersigned as of the close of business on March 22, 2000, at the Annual Meeting of Stockholders to be held at Fleet National Bank, One Federal Street, 8th Floor, Boston, Massachusetts on Thursday, May 11, 2000, at 9:30 a.m., local time, and at any adjournments or postponements thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNERS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AND FOR THE ITEMS DESCRIBED IN PROPOSALS 2, 3, 4 AND 5 AT THE PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE AND "FOR" PROPOSALS 2, 3, 4 AND 5. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                          TO BE SIGNED ON REVERSE SIDE.

 [X]  PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

      THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT WITH RESPECT THERETO AND THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS, AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXECUTED.


1. Proposal to elect the following person as a Class II Director
   Nominee: W. Brooke Tunstall
         [ ]     [ ]
         For     Withhold


2. Proposal to approve an amendment to the Company's 1992 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), to increase the number of shares of the Company's common stock reserved for issuance under the Stock Incentive Plan.
         [ ]       [ ]      [ ]
         For     Against  Abstain


3. Proposal to approve an amendment to the Company's Amended and Restated 1992 Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's common stock subject to issuance under the Purchase Plan.
         [ ]       [ ]      [ ]
         For     Against  Abstain


4. Proposal to authorize an amendment to the Company's Articles of Organization, as amended, increasing the number of authorized shares of the Company's common stock, $.01 par value per share.
         [ ]       [ ]      [ ]
         For     Against  Abstain


5. Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         [ ]       [ ]      [ ]
         For     Against  Abstain


                       MARK THERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

(Please sign name exactly as shown. Where there is more than one holder, each should sign the proxy. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person stating his or her title or authority.)

 Signature: Date::                        Signature: Date
                  ---------------- ------                ---------------- ------